                                                                      EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

                                   ----------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


   180 EAST FIFTH STREET
   ST. PAUL, MN                                                     55101
   (Address of principal executive offices)                      (Zip Code)


                               Richard H. Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
            (Name, address and telephone number of agent for service)

                               GENERAL MILLS, INC.
                     (Issuer with respect to the Securities)
                               GENERAL MILLS, INC.
             (Exact name of Registrant as specified in its charter)

  DELAWARE                                              77-0201147
  (State or other jurisdiction                       (I.R.S. Employer
  of incorporation or organization)                  Identification No.)


Number One General Mills Boulevard
Minneapolis, MN                                           55426
(Address of Principal Executive Offices)               (Zip Code)

                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)


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
                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
             None

ITEMS 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of September 30, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



* Incorporated by reference to Registration Number 333-67188.


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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 18th day of December, 2001.


                                         U.S. BANK NATIONAL ASSOCIATION

                                         By: /s/ Richard H. Prokosch
                                             -----------------------------------
                                             Richard H. Prokosch
                                             Vice President




By: /s/ Lori-Anne Rosenberg
    -----------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President


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



                                                                       EXHIBIT 6

                                     CONSENT


In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  December 18, 2001


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By: /s/ Richard H. Prokosch
                                          -----------------------------------
                                          Richard H. Prokosch
                                          Vice President




By: /s/ Lori-Anne Rosenberg
    -----------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President

                                                                       EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2001

                                    ($000's)

                                                                     9/30/2001
                                                                    ------------
ASSETS
     Cash and Due From Depository Institutions                      $  7,424,578
     Federal Reserve Stock                                                     0
     Securities                                                       25,107,852
     Federal Funds                                                     1,509,608
     Loans & Lease Financing Receivables                             108,011,203
     Fixed Assets                                                      1,455,348
     Intangible Assets                                                 7,830,028
     Other Assets                                                      6,597,674
                                                                    ------------
         TOTAL ASSETS                                               $157,936,291

LIABILITIES
     Deposits                                                       $101,929,065
     Fed Funds                                                         3,823,703
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 168,430
     Other Borrowed Money                                             24,037,743
     Acceptances                                                         184,931
     Subordinated Notes and Debentures                                 5,477,870
     Other Liabilities                                                 3,711,905
                                                                    ------------
     TOTAL LIABILITIES                                              $139,333,647


EQUITY
     Minority Interest in Subsidiaries                              $    943,906
     Common and Preferred Stock                                          310,004
     Surplus                                                          11,775,689
     Undivided Profits                                                 5,573,045
                                                                    ------------
         TOTAL EQUITY CAPITAL                                       $ 18,602,644

TOTAL LIABILITIES AND EQUITY CAPITAL                                $157,936,291

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By:    /s/ Richard H. Prokosch
       ----------------------------------
       Vice President

Date:  December 18, 2001


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